FEBRUARY 25, 2004



                   TOUCHSTONE
                   INVESTMENTS

               TOUCHSTONE TAX-FREE INTERMEDIATE TERM FUND
                  TOUCHSTONE OHIO INSURED TAX-FREE FUND
                  TOUCHSTONE TAX-FREE MONEY MARKET FUND
               TOUCHSTONE OHIO TAX-FREE MONEY MARKET FUND
            TOUCHSTONE CALIFORNIA TAX-FREE MONEY MARKET FUND
              TOUCHSTONE FLORIDA TAX-FREE MONEY MARKET FUND

              SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2003

The Board of Trustees of Touchstone Tax-Free Trust (the Trust) has approved a proposal to reorganize the Touchstone Tax-Free Intermediate Term Fund (Tax-Free Intermediate Fund) into the Touchstone Ohio Insured Tax-Free Fund (Ohio Tax-Free
Fund).

If shareholders of the Tax-Free Intermediate Fund approve the reorganization proposal, the Tax-Free Intermediate Fund will liquidate by transferring substantially all of its assets to the Ohio Tax-Free Fund. Class A and Class B shares of the Tax-Free Intermediate Fund will be exchanged for Class A shares of the Ohio Tax-Free Fund and Class C shares of the Tax-Free Intermediate Fund will be exchanged for Class C shares of the Ohio Tax-Free Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the reorganization. After the reorganization, the Ohio Tax-Free Fund will retain its current investment goals and strategies and current portfolio manager.

Shareholders of record of the Tax-Free Intermediate Fund as of March 23, 2004 are entitled to vote on the reorganization proposal at a special meeting of shareholders to be held on May 21, 2004. Shareholders of the Tax-Free Intermediate Fund will be mailed information detailing the reorganization proposal on or about April 2, 2004.

For more information about the Ohio Tax-Free Fund's investment goals and strategies, see the Trust's prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.

Effective February 1, the section entitled "12b-1 Distribution Plans" on page 32 is amended by adding the following paragraph:

         Touchstone Securities, Inc. (Touchstone), the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Additional compensation is limited to such dealers. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.


            221 East Fourth Street o Suite 300 o Cincinnati, OH 45202-4133
                  800.638.8194 o www.touchstoneinvestments.com
                          -----------------------------
        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member NASD and SIPC
                 A Member of Western & Southern Financial Group


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